BRINKER CAPITAL DESTINATIONS TRUST
Destinations Core Fixed Income Fund
Destinations Municipal Fixed Income Fund
SUPPLEMENT DATED SEPTEMBER 25, 2026,
TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2026, AS AMENDED
This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.
Change in Portfolio Management for the Destinations Core Fixed Income Fund
Wellington Management Company LLP (“Wellington”) no longer serves as an investment sub-adviser of the Destinations Core Fixed Income Fund. As such, all references to Wellington are hereby deleted from the Summary Prospectus and Prospectus.
Additionally, Belle Haven Investments, L.P. and Lord, Abbett & Co. LLC have been appointed to serve as Sub-advisers to the Destinations Core Fixed Income Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:
In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Belle Haven Investments, L.P.
Matt Thomas, Partner, Co-Chief Investment Officer and Portfolio Manager	2026
Lord, Abbett & Co, LLC
Robert A. Lee, Partner, Co-Head of Taxable Fixed Income	2026
Andrew H. O’Brien, Partner, Portfolio Manager	2026
Steven F. Rocco, Partner, Co-Head of Taxable Fixed Income	2026
Leah G. Traub, Partner, Portfolio Manager	2026
Adam C. Castle, Partner, Head of Securitized Credit	2026
Karen J. Gunnerson, Senior Managing Director, Portfolio Manager	2026
Yoanna N. Koleva, Partner, Portfolio Manager	2026

In addition, in the “Fund Management” section of the Prospectus, under the heading titled “The Multi-Manager Strategy,” under the sub-heading titled “Destinations Core Fixed Income Fund,” the following text is hereby added in the appropriate alphabetical order thereof:
Belle Haven Investments, L.P.: Belle Haven Investments, L.P. (“Belle Haven”), located at 800 Westchester Avenue, Suite N607, Rye Brook, New York 10573, serves as a Sub-adviser to the Destinations Core Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Core Fixed Income Fund’s assets allocated to Belle Haven. Matt Thomas is Co-Chief Investment Officer, Partner and Portfolio Manager at Belle Haven. He joined Belle Haven in 2012. Previously, Mr. Thomas worked as an Equity Trader at Trillium Trading. He received his Bachelors Degree from the Kogod School of Business at American University.
Lord, Abbett & Co. LLC: Lord, Abbett & Co. LLC (“Lord Abbett”), located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as a Sub-adviser to the Destinations Core Fixed Income Fund. Lord Abbett is organized as a Delaware Limited Liability Company headquartered in Jersey City, New Jersey. A team of investment professionals manages the portion of the Destinations Core Fixed Income Fund’s assets allocated to Lord Abbett. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the team responsible for the portion of the Destinations Core Fixed Income Fund’s assets allocated to Lord Abbett. He joined Lord Abbett in 1997. Additional members of Lord Abbett’s portfolio management team for the Destinations Core Fixed Income Fund are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the portion of the Destinations Core Fixed Income Fund’s assets allocated to Lord Abbett.

Change in Portfolio Management for the Destinations Municipal Fixed Income Fund
Seix Investment Advisors (“Seix”) no longer serves as an investment sub-adviser of the Destinations Municipal Fixed Income Fund. As such, all references to Seix are hereby deleted from the Summary Prospectus and Prospectus.
Additionally, MacKay Shields LLC has been appointed to serve as a Sub-adviser to the Destinations Municipal Fixed Income Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:
In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
MacKay Shields LLC
David Dowden, Managing Director, Portfolio Manager/Trader	2026
Mattew Hage, Managing Director, Portfolio Manager/Trader	2026

In addition, in the “Fund Management” section of the Prospectus, under the heading titled “The Multi-Manager Strategy,” under the sub-heading titled “Destinations Municipal Fixed Income Fund,” the following text is hereby added in the appropriate alphabetical order thereof:
MacKay Shields LLC: MacKay Shields LLC (“MacKay Shields”), located at 299 Park Avenue, 32nd Floor, New York, New York 10171, serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to MacKay Shields. David Dowden is a Managing Director and Portfolio Manager/Trader at MacKay Shields and works on the municipal bond team focused on intermediate investment grade municipal securities. Mr. Dowden joined MacKay Shields in 2009. Previously, he served as Chief Investment Officer at Financial Guaranty Insurance Company, as a Senior Portfolio Manager at Alliance Capital Management and as a Municipal Strategist at Merrill Lynch & Co. Mr. Dowden received a Bachelor of Arts from Brown University and an MBA from Columbia University. Mattew Hage is a Managing Director and Portfolio Manager/Trader at MacKay Shields and works on the municipal bond team focusing on investment-grade fixed income. Mr. Hage joined MacKay Shields in 2024. Previously, Mr. Hage was a senior underwriter and institutional trader at both Citigroup and Bank of America Merrill Lynch. Prior to his career in the investment management industry, he served on active duty in the United States Navy. Mr. Hage earned a Bachelor of Science in Economics from the United States Naval Academy and an MBA from the University of Maryland Business School.
There are no other changes to the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRINKER CAPITAL DESTINATIONS TRUST
Destinations Core Fixed Income Fund
Destinations Municipal Fixed Income Fund
SUPPLEMENT DATED SEPTEMBER 25, 2026,
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2026, AS AMENDED
This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.
Change in Portfolio Management for the Destinations Core Fixed Income Fund
Wellington Management Company LLP (“Wellington”) no longer serves as an investment sub-adviser of the Destinations Core Fixed Income Fund. As such, all references to Wellington are hereby deleted from the SAI.
Additionally, Belle Haven Investments, L.P. and Lord, Abbett & Co. LLC have been appointed to serve as Sub-advisers to the Destinations Core Fixed Income Fund. Accordingly, the following changes are hereby made to the SAI:
In the “Portfolio Manager Disclosure” section of the SAI, under the heading titled “Portfolio Managers,” the following text is hereby added in the appropriate alphabetical order thereof:
Belle Haven Investments, L.P.
Belle Haven Investments, L.P. (“Belle Haven”) serves as a Sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Belle Haven is a limited partnership organized in Connecticut and an SEC-registered investment adviser. As of June 30, 2026, Belle Haven had approximately $24.46 billion in assets under management.
Compensation. The Adviser pays Belle Haven a fee based on the assets under management of the Destinations Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Belle Haven and the Adviser. Belle Haven pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income Fund. Belle Haven’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high-quality investment management services to its clients. The following information relates to the period ended June 30, 2026.
Belle Haven’s compensation and incentive program is designed to attract, retain, and motivate high-caliber investment professionals. The program includes both fixed and variable components. Fixed compensation consists of a competitive base salary that reflects industry standards and the experience and expertise of each professional. Variable compensation is provided through discretionary performance-based bonuses that reward individual contributions, team results, and the overall success of client portfolios.
For portfolio managers, the compensation structure places significant emphasis on their direct responsibility for portfolio oversight, investment performance, and leadership of the investment team. Analysts’ compensation is structured to recognize their critical role in providing research, analysis, and support that informs the portfolio management process.
This framework ensures that all investment professionals are incentivized to deliver high-quality investment decisions, support sound risk management, and contribute to Belle Haven’s long-term objectives while maintaining alignment with client interests.
Ownership of Fund Shares. As of June 30, 2026, the portfolio manager did not beneficially own any shares of the Destinations Core Fixed Income Fund.
Other Accounts. As of June 30, 2026, in addition to the Destinations Core Fixed Income Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Matt Thomas	0	$0	1	$18.6	13,356	$7,738

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. The portfolio manager and other members of the investment team manage the Destinations Core Fixed Income Fund alongside other client accounts, including separately managed accounts, mutual funds, and other pooled investment vehicles that may have similar investment objectives, strategies, or holdings. As a result, potential conflicts of interest may arise.

A potential conflict may occur when investment opportunities are suitable for multiple accounts. To address this risk, Belle Haven maintains policies and procedures designed to ensure that investment opportunities are allocated in a fair and equitable manner over time. Allocations are made pursuant to established allocation procedures that consider factors such as account objectives, restrictions, cash availability, portfolio characteristics, and suitability.
Conflicts may also arise when portfolio managers make investment decisions for accounts with different investment objectives, guidelines, benchmarks, or restrictions. These differences may result in accounts buying, selling, or holding the same security at different times or in different amounts. In addition, investment decisions made for one account may have a positive or negative impact on the value, price, or availability of a security held by another account.
Belle Haven seeks to mitigate these potential conflicts through its compliance policies, trade allocation procedures, supervisory reviews, and ongoing oversight. Belle Haven’s objective is to manage all accounts in a manner that is consistent with each account’s investment objectives and fiduciary obligations.
Lord, Abbett & Co. LLC
Lord, Abbett & Co. LLC (“Lord Abbett”) is located at 30 Hudson Street, Jersey City, New Jersey 07302, and serves as a Sub-adviser to a portion of the assets of the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds. Lord Abbett is a Delaware Limited Liability Company wholly-owned by its members, including the Managing Partner. As of June 30, 2026, Lord Abbett had approximately $262.5 billion in assets under management.
Compensation. The Adviser pays Lord Abbett a fee based on the assets under management of the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds as set forth in an investment sub-advisory agreement between Lord Abbett and the Adviser. Lord Abbett pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds. Lord Abbett’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high-quality investment management services to its clients. The following information relates to the period ended June 30, 2026.
Each portfolio manager receives compensation from Lord Abbett consisting of a base salary, discretionary bonus, deferred compensation and profit-sharing plan contributions, if applicable. Portfolio managers who are members of Lord Abbett (“Members”) also receive distributions of the earnings of Lord Abbett. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by Lord Abbett’s Managing Partner, in coordination with appropriate governance structures with senior leader representation. Fiscal year-end discretionary bonuses, which can be a substantial percentage of overall compensation, particularly for non-Members, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate a fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the fund’s peer groups (as defined from time to time by third party investment research companies), as well as the fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of Lord Abbett as a whole or percentile performance of its funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of Lord Abbett as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Ownership of Fund Shares. As of June 30, 2026, the portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds.
Other Accounts. As of June 30, 2026, in addition to the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel Solender	10	$22,258	0	$0	10	$16,733
Gregory Shuman	6	$14,124	0	$0	3	$9,296
Robert A. Lee	18	$107,491	11	$11,967	32	$7,250
	0	$0	0	$0	2*	$2,139
Andrew H. O’Brien	15	$107,138	8	$12,222	22	$4,102
Steven F. Rocco	18	$101,615	12	$11,866	10	$3,854
Adam C. Castle	13	$82,500	7	$11,687	0	$0
Leah G. Traub	6	$15,074	2	$1,292	3	$279
Karen J. Gunnerson	5	$14,201	3	$2,087	0	$0
Yoana N. Koleva	12	$86,068	1	$2,128	1	$86

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of Lord Abbett’s portion of the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds and the investments of the other funds and accounts managed by Lord Abbett, including the accounts included in the table described above. Such conflicts may arise with respect to the allocation of investment opportunities between the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning a fund’s transactions to the advantage of other accounts and to the detriment of the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted policies and procedures relating to brokerage commissions and soft dollars. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Destinations Core Fixed Income and Destinations Municipal Fixed Income Funds and the investments of the other accounts in the table referenced above.
Change in Portfolio Management for the Destinations Municipal Fixed Income Fund
Seix Investment Advisors (“Seix”) no longer serves as an investment sub-adviser of the Destinations Municipal Fixed Income Fund. As such, all references to Seix are hereby deleted from the SAI.
Additionally, MacKay Shields LLC has been appointed to serve as a Sub-adviser to the Destinations Municipal Fixed Income Fund. Accordingly, the following changes are hereby made to the SAI:
In the “Portfolio Manager Disclosure” section of the SAI, under the heading titled “Portfolio Managers,” the following text is hereby added in the appropriate alphabetical order thereof:
MacKay Shields LLC
MacKay Shields LLC (“MacKay Shields”) serves as a Sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. MacKay Shields is a limited liability company organized in Delaware and an SEC-registered investment adviser. As of June 30, 2026, MacKay Shields had approximately $162.16 billion in assets under management.

Compensation. The Adviser pays MacKay Shields a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between MacKay Shields and the Adviser. MacKay Shields pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund. MacKay Shields’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high-quality investment management services to its clients. The following information relates to the period ended June 30, 2026.
At MacKay Shields, salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers.
MacKay Shields does not align the portfolio managers’ compensation to the investment performance of the Destinations Municipal Fixed Income Fund or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include (1) the portfolio managers’ overall investment performance, (2) the assets under their management, (3) the overall profitability of MacKay Shields, (4) the financial results of the investment team, and (5) industry benchmarks. The qualitative factors include, among others, leadership, adherence to MacKay Shields’ policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of the Destinations Municipal Fixed Income Fund or another account managed by a portfolio manager results in an increase in MacKay Shields’ profitability, the portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to the Destinations Municipal Fixed Income Fund and other accounts they manage.
MacKay Shields maintains a phantom equity plan for those employees who qualify, whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Beginning 2026, MacKay Shields participates in the New York Life Investment Management Long-Term Incentive Plan (“LTIP”), a three-year program designed to attract, retain, and align key personnel.
MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.
Ownership of Fund Shares. As of June 30, 2026, the portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.
Other Accounts. As of June 30, 2026, in addition to the Destinations Municipal Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Dowden	23	$42,457	7	$8,945	89	$28,615
	0	$0	2*	$1,003	1*	$699
Matthew Hage	12	$15,349	7	$8,945	89	$28,165
	0	$0	2*	$1,003	1*	$699

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. MacKay Shields does not favor the interest of one client over another, and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.
MacKay Shields maintains investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.
MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team.
Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products.
As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities.
MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.
Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.
MacKay Shields receives performance-based fees designed to comply with Rule 205-3 under the Investment Advisers Act of 1940, as amended, in connection with the advisory services it provides to certain separately managed account clients. In addition, MacKay Shields receives performance-based fees in connection with the advisory services it provides to certain collective investment vehicles. Managing accounts that have a performance-based fee at the same time that MacKay Shields manages accounts that only have an asset-based fee is commonly referred to as “side-by-side management.” This creates a conflict of interest by giving MacKay Shields an incentive to favor those accounts for which it receives a performance-based fee because MacKay Shields will receive a higher fee if their performance exceeds a designated target or benchmark. It is MacKay Shields’ policy not to favor the interest of one client over another. MacKay Shields addresses the conflicts of interest created by “side-by-side-management” by having a Trade Allocation Policy designed so that all client accounts will be treated fairly and reasonably and no one client account will receive, over time, preferential treatment over another. In addition, it is MacKay Shields’ policy that it will not permit cross trades between clients unless the portfolio manager instructing the trade deems it in the best interest of both clients at the time and obtains compliance approval of the transaction. Furthermore, MacKay Sheilds has Short Sale Procedures that require pre-approval of certain short sales and restrict certain short sales.
There are no other changes to the SAI.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.